SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        June 1, 2012

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2901 Via Fortuna, Austin, TX	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters.

On June 1, 2012, the Company issued a press release announcing an on-line investor day scheduled for Thursday, June 7, 2012.  The on-line investor day will offer in-depth look into the Company’s strategies in audio and energy products. A webcast presentation offering an in-depth review of the company’s strategies in audio and energy products will begin at 1 p.m. CDT and be followed by a live question and answer session featuring Cirrus Logic’s executive team.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

         Exhibit                  Description

         Exhibit 99.1          Cirrus Logic, Inc. press release dated June 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	June 1, 2012	By:	/s/ Thurman K. Case
Name: Thurman K. Case
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated June 1, 2012